Exhibit 10.1

Amendment No. 00001544T01-A

AMENDMENT TO AMENDED AND RESTATED REVOLVING TERM PROMISSORY NOTE

THIS AMENDMENT is entered into as of JULY 6, 2023 between U.S. PREMIUM BEEF, LLC, Kansas City, Missouri, a limited liability company (the "Borrower") and COBANK, ACB, a federally-chartered instrumentality of the United States ("Lender"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Promissory Note (as defined below) and, to the extent not defined in the Promissory Note, the Credit Agreement.

RECITALS

The Borrower and Lender are parties to Amended and Restated Revolving Term Promissory Note Number 00001544T01 dated as of July 13, 2020 (such agreement, as may be amended, is hereinafter referred to as the "Promissory Note"). The Borrower and Lender now desire to amend the Promissory Note. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:

1.       Section 5 of the Promissory Note is amended and restated to read as follows:

SECTION 5.        INTEREST. The Borrower agrees to pay interest on the unpaid balance of the loan(s) in accordance with the following interest rate option(s):

(A)       Daily Simple SOFR. At a variable rate per annum equal at all times to 2.100% (the "Daily Simple SOFR Margin") plus the higher of: (1) zero percent (0.00%); and (2) Daily Simple SOFR (as defined below). Borrowings may only be made on a day which is a Business Day (as defined below) and requests for borrowings must be received by 12:00 p.m. Denver, Colorado time on the date the borrowing is desired. Information about the then-current rate will be made available upon telephonic request. For purposes of this Promissory Note, Daily Simple SOFR shall be considered a variable rate option. For purposes hereof, (a) "Daily Simple SOFR" means SOFR (as defined below) for the day that is five U.S. Government Securities Business Days (as defined below) prior to (i) if such day is a U.S. Government Securities Business Day, such day or (ii) if such day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such day. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower; (b) "SOFR" means, for any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such day published (at such time as Lender may determine in its sole discretion) by the SOFR Administrator on its website (or any successor source identified by the SOFR Administrator from time to time) on the immediately succeeding U.S. Government Securities Business Day; (c) "SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate); (d) "U.S. Government Securities Business Day" means any day except for (i) a Saturday, (ii) a Sunday, or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; and (e) "Business Day" means a day on which Lender and the Federal Reserve Banks are open for business.

Interest will be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and will be payable monthly in arrears by the 20th day of the following month or on such other day as Lender will require in a written notice to the Borrower ("Interest Payment Date").

2.       Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Promissory Note and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

SIGNATURE PAGE FOLLOWS

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U.S. PREMIUM BEEF, LLC

Kansas City, Missouri

Amendment No. 00001544T01-A to the Amended and Restated Revolving Term Promissory Note No. 00001544T01

SIGNATURE PAGE TO AMENDMENT TO THE PROMISSORY NOTE

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this agreement.

U.S. PREMIUM BEEF, LLC

By:	/s/ Stanley D. Linville
Name:	Stanley D. Linville
Title:	Chief Executive Officer

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U.S. PREMIUM BEEF, LLC

Kansas City, Missouri

Amendment No. 00001544T01-A to the Amended and Restated Revolving Term Promissory Note No. 00001544T01

SIGNATURE PAGE TO AMENDMENT TO THE PROMISSORY NOTE

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this agreement.

COBANK, ACB

By:	/s/ Christen Spencer
Name:	Christen Spencer
Title:	Assistant Corporate Secretary

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